                                                                  Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Micro Interconnect Technology, Inc. on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Pingji Lu, Chief Executive Officer and President of Micro Interconnect Technology, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Micro Interconnect Technology, Inc. as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

November 15, 2004                /s/ Pingji Lu
                                 Pingji Lu
                                 Chief Executive Officer and President